                                                                EXHIBIT 24(m)(2)

                           Vestaur Securities, Inc.
                                (the "Company")


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, Glen T. Insley, hereby constitutes and appoints Dung Vukhac, Carol Kosel and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:    March 10, 1999



     /s/ Glen T. Insley
     ------------------
         Glen T. Insley

                                                                EXHIBIT 24(m)(2)

                            Vestaur Securities, Inc.
                                (the "Company")


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, Robert F. Gurnee, hereby constitutes and appoints Dung Vukhac, Carol Kosel and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:    March 10, 1999



    /s/ Robert F. Gurnee
    --------------------
        Robert F. Gurnee

                                                                EXHIBIT 24(m)(2)

                            Vestaur Securities, Inc.
                                (the "Company")


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, Philip R. Reynolds, hereby constitutes and appoints Dung Vukhac, Carol Kosel and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:    March 10, 1999



    /s/ Philip R. Reynolds
    ----------------------
        Philip R. Reynolds

                                                                EXHIBIT 24(m)(2)

                            Vestaur Securities, Inc.
                                (the "Company")


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, Paul B. Fay, hereby constitutes and appoints Dung Vukhac, Carol Kosel and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:    March 10, 1999



           /s/ Paul B. Fay, Jr.
           --------------------
               Paul B. Fay, Jr.

                                                                EXHIBIT 24(m)(2)

                            Vestaur Securities, Inc.
                                (the "Company")


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, Charles P. Pizzi, hereby constitutes and appoints Dung Vukhac, Carol Kosel and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:    March 10, 1999



    /s/ Charles P. Pizzi
    --------------------
        Charles P. Pizzi

                                                                EXHIBIT 24(m)(2)

                            Vestaur Securities, Inc.
                                (the "Company")


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, Marciarose Shestack, hereby constitutes and appoints Dung Vukhac, Carol Kosel and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:    March 10, 1999



    /s/ Marciarose Shestack
    -----------------------
        Marciarose Shestack

                                                                EXHIBIT 24(m)(2)

                            Vestaur Securities, Inc.
                                (the "Company")


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, John C. Jansing, hereby constitutes and appoints Dung Vukhac, Carol Kosel and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:    March 10, 1999



    /s/ John C. Jansing
    -------------------
        John C. Jansing

                                                                EXHIBIT 24(m)(2)

                            Vestaur Securities, Inc.
                                (the "Company")


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, Steven S. Elbaum, hereby constitutes and appoints Dung Vukhac, Carol Kosel and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:    March 10, 1999



     /s/ Steven S. Elbaum
     --------------------
         Steven S. Elbaum

                                                                EXHIBIT 24(m)(2)

                            Vestaur Securities, Inc.
                                (the "Company")


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, Robert E. Shultz, hereby constitutes and appoints Dung Vukhac, Carol Kosel and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:    March 10, 1999



     /s/ Robert E. Shultz
     --------------------
         Robert E. Shultz